UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.                      )

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TARGET ASSET ALLOCATION FUNDS THE TARGET PORTFOLIO TRUST
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TARGET ASSET ALLOCATION FUNDS

THE TARGET PORTFOLIO TRUST

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

INFORMATION STATEMENT
February 15, 2008

To the Shareholders:

On September 18-20, 2007, at a regular meeting of the Board of Trustees of the Target Asset Allocation Funds and The Target Portfolio Trust (collectively, the Trusts, and each a Trust), the trustees approved new subadvisory agreements for the following portfolios of the respective Trust (each, a Fund or a Portfolio and, and together the Funds or Portfolios):

•  TAAF/Target Conservative Allocation Fund

•  TAAF/Target Moderate Allocation Fund

•  TAAF/Target Growth Allocation Fund

•  Target/Large Capitalization Growth Portfolio

Prudential Investments LLC (PI or the Manager) has entered into new subadvisory agreements with Marsico Capital Management, LLC (Marsico) subsequent to a change in ownership of Marsico that resulted in the automatic termination of the prior subadvisory agreements with Marsico. The fees and expenses paid by the Fund did not change under the new subadvisory agreements.

This information statement describes the circumstances surrounding the trustees' approval of each new subadvisory agreement and provides you with an overview of its terms. PI will continue as your Fund's investment manager. This information statement does not require any action by you. It is provided to inform you about the change in ownership of Marsico.

By order of the Board,

Deborah A. Docs
Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

TARGET ASSET ALLOCATION FUNDS

THE TARGET PORTFOLIO TRUST

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

INFORMATION STATEMENT
February 15, 2008

This information statement is being furnished in lieu of a proxy statement to shareholders investing in the Target Conservative Allocation Fund, Target Moderate Allocation Fund and Target Growth Allocation Fund, each a series of Target Asset Allocation Funds (TAAF); and the Large Capitalization Growth Portfolio, a series of The Target Portfolio Trust (Target), pursuant to the terms of an order (the Manager of Managers Order) issued by the Securities and Exchange Commission (SEC). The Manager of Managers Order permits the Funds' manager to hire new subadvisers that are not affiliated with the investment manager and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees, without obtaining shareholder approval.

TAAF and Target are each a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act). TAAF and Target are each organized as Delaware statutory trusts.

The trustees of each Trust are collectively referred to herein as the "Board," "Board Members," or "Trustees." Each Trust's principal executive office is 100 Mulberry Street, Newark, NJ 07102.

On June 14, 2007, Marsico and Bank of America Corporation (BAC) announced that they had signed a definitive agreement by which Marsico would acquire ownership of itself from BAC (the Transaction). The Transaction was completed on December 14, 2007 (the Closing Date), at which time Marsico began operating as an independent entity. There were no changes in the Marsico portfolio management teams as a result of the Transaction.

For purposes of the Investment Company Act, the Transaction was treated as a "change in control" that resulted in an "assignment" of the prior subadvisory agreement between PI and Marsico with respect to each Fund. Pursuant to the Investment Company Act and the express terms of the prior subadvisory agreements, the subadvisory agreements automatically terminated on the Closing Date. This information statement relates to the approval by the Board of new subadvisory agreements (the Subadvisory Agreements), as described below:

•  Target Conservative Allocation Fund; Target Moderate Allocation Fund; Target Growth Allocation Fund (collectively, the TAAF Portfolios):

At the meeting of the Board held on September 18-20, 2007, the Board unanimously approved a new subadvisory agreement for each of the TAAF Portfolios, dated as of December 14, 2007, among PI and Marsico Capital Management, LLC.

•  Large Capitalization Growth Portfolio (the Large Cap Growth Portfolio):

At the meeting of the Board held on September 18-20, 2007, the Board unanimously approved a new subadvisory agreement for the Large Cap Growth Portfolio, dated as of December 14, 2007, among PI and Marsico Capital Management, LLC.

In addition to Marsico, the following firms also serve as a subadviser to a portion of each Fund's assets, as described below:

Fund	Subadviser
Target Conservative Allocation Fund	EARNEST Partners LLC (EARNEST)
Goldman Sachs Asset Management, LP (GSAM)
Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley)
JP Morgan Asset Management (JP Morgan)
NFJ Investment Group, LP (NFJ)
Pacific Investment Management Company LLC (PIMCO)
RS Investment Management, L.P. (RS)
Vaughan Nelson Investment Management, LP (Vaughan Nelson)

Target Moderate Allocation Fund	EARNEST GSAM Hotchkis and Wiley JP Morgan LSV Asset Management (LSV) NFJ PIMCO RS Thornburg Investment Management, Inc. (Thornburg) Vaughan Nelson

Target Growth Allocation Fund	EARNEST GSAM Hotchkis and Wiley JP Morgan LSV NFJ RS Thornburg Vaughan Nelson

Large Capitalization Growth Portfolio	GSAM

The subadvisory agreements with each of the above listed subadvisers with respect to the applicable Fund were each last approved by the Trustees, including a majority of the Trustees who were not parties to the agreement and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Trustees), on June 6-7, 2007.

Marsico will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Funds. This information statement will be mailed on or about February 22, 2008.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Annual and Semi-Annual Reports

The Trusts' annual and semi-annual reports are sent to shareholders. Only one report is delivered to multiple shareholders sharing an address unless the Fund receives contrary instructions from one or more of the shareholders. A copy of the Fund's most recent annual and semi-annual reports may be obtained without charge by writing the respective Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 or by calling (800) 225-1852 (toll free).

Shareholder Information

Information on share ownership of each Fund is set forth in Exhibit D.

NEW SUBADVISORY AGREEMENTS

At meetings of the Board held on September 18-20, 2007, the Trustees, including the Independent Trustees, unanimously approved the recommendations by PI to appoint Marsico as a subadviser with respect to Target Conservative Allocation Fund, Target Moderate Allocation Fund, Target Growth Allocation Fund and the Large Cap Growth Portfolio and to approve a new subadvisory agreements between PI and Marsico.

The Board considered that, on June 14, 2007, Marsico and BAC announced they had signed a definitive agreement by which Marsico would acquire ownership of the firm from BAC. The Transaction was completed on December 14, 2007, at which time Marsico began operating as an independent entity under the leadership of Thomas F. Marsico. The Board also considered that, although there were no changes in the Marsico fund management teams as a result of the Transaction, each Fund's prior subadvisory agreement with Marsico would be automatically terminated as a result of a change in control.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico Management Equity, LLC (MME), a Delaware limited liability company owned by employees of Marsico, controls MCM through MME's subsidiaries.

Information on the management of Marsico and other funds managed by Marsico are set forth in Exhibit C

Board Consideration of Subadvisory Agreement:

The Board of Trustees considered whether the approval of the Subadvisory Agreements with Marsico was in the best interests of each Fund and its shareholders. Before approving the Subadvisory Agreements, the Trustees reviewed performance, compliance and organization materials regarding Marsico and received presentations from PI, as well as from Mr. Marsico. The Board also received materials relating to the Subadvisory Agreements and had the opportunity to ask questions and request further information in connection with its consideration. In making the determination to retain Marsico as a subadviser, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the following information:

Nature, Quality and Extent of Services. The Board received and considered information regarding the nature and extent of services to be provided to each Fund by Marsico under the Subadvisory Agreements, namely, that Marsico would provide day-to-day fund management services and comply with all fund policies and applicable rules and regulations. The Board also noted that the nature and extent of services provided to each Fund under the prior subadvisory agreement with Marsico were identical in all material respects to those to be provided by Marsico under the Subadvisory Agreements and generally similar to those provided by the other current subadvisers to the Fund under their subadvisory agreements.

With respect to the quality of services, the Board considered, among other things, the background and experience of Marsico's fund management team, which was not affected by the Transaction. In connection with the recent annual review of advisory agreements, the Board had reviewed the qualifications, backgrounds and responsibilities of the fund managers who are responsible for the day-to-day management of the Fund, and the Board was provided with information pertaining to Marsico's organizational structure, senior management, investment operations, and other relevant information pertaining to Marsico. The Board noted that it received a favorable compliance report from the Trusts' Chief Compliance Officer (CCO) as to Marsico.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services provided to the Fund by Marsico under the prior subadvisory agreement and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Marsico under the Subadvisory Agreements should equal the quality of similar services provided by Marsico under the prior subadvisory agreements.

Performance of Marsico. The Board noted that at its June 2007 meetings, it had reviewed the performance of each of the Funds subadvised by Marsico in connection with its annual consideration of the renewal of the Funds' subadvisory agreements. As part of that review, the Board reviewed the performance record of the Fund, and at that time concluded that the performance of the Fund was satisfactory. Marisco has served as subadviser to the TAAF Portfolios and the Large Cap Growth Portfolio since June 2005.

Investment Subadvisory Fee Rate. The Board also considered, among other things, that the proposed fee rates payable under the Subadvisory Agreements are identical to the fee rates payable under the prior subadvisory agreement. The Board noted that it had recently reviewed the fee rates paid to Marsico in connection with the recent annual review of subadvisory agreements and determined that the fee rates were reasonable. The Board concluded that Marsico's proposed subadvisory fee rates under the Subadvisory Agreements were reasonable.

Profitability. In connection with its recent annual review of subadvisory agreements, the Board considered the profitability of PI and subadvisers affiliated with PI. The Board concluded that the level of profitability of a subadviser not affiliated with PI, such as Marsico, may not be as significant as PI's profitability given the arm's length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale. In connection with its recent annual review of advisory agreements, the Board considered economies of scale. The Board noted that there was no proposed change in fee rates and breakpoints and that it would again review economies of scale at the next annual review of advisory agreements.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser. The Board considered potential "fall-out" or ancillary benefits anticipated to be received by Marsico and its affiliates as a result of Marsico's relationship with the Funds. The Board concluded that any potential benefits to be derived by Marsico included its ability to use soft dollar credits, brokerage commissions received by affiliates of Marsico, potential access to additional research resources, larger assets under management and benefits to its reputation, which were consistent with those generally derived by subadvisers to mutual funds.

Terms of the Subadvisory Agreements

Under each Subadvisory Agreement, Marsico is compensated by the Manager (and not the Fund) for the portion of assets it manages at the following annual rates:

Fund	Fee Rate*	Aggregate fees for the fiscal year ended 2007**
Target Conservative Allocation Fund	All asset totals shall be accrued daily and payments with respect to this Agreement shall be made monthly:	$70,284

Target Moderate Allocation Fund	In the event Aggregate Assets are less than or equal to $1.5 billion, the fee shall equal 0.40% on an annualized basis of Portfolio Assets.	$217,835

Target Growth Allocation Fund	In the event Aggregate Assets are greater than $1.5 billion, the fee shall be computed in accordance with the formula set forth below.	$225,381

Large Cap Growth Portfolio	[0.40% on an annualized basis x ($1,500,000,000 x Portfolio Asset Percentage)] + [0.35% on an annualized basis x (Aggregate Assets – $1,500,000,000) x Portfolio Asset Percentage]	$487,225

Certain Defined Terms

Aggregate Assets means the aggregate average daily net assets of all Sub-Advised Accounts.

Portfolio Assets means the average daily net assets of the portion of the Portfolio sub-advised by Marsico.

Sub-Advised Accounts means the following accounts advised or sub-advised by Marsico for PI and ASTI, as applicable: (i) the AST Marsico Capital Growth Portfolio of the Advanced Series Trust (Marsico Account No. 3000), (ii) the portion of the Target Conservative Allocation Fund (formerly the Strategic Partners Conservative Allocation Fund) of the Target Asset Allocation Funds (formerly the Strategic Partners Asset Allocation Funds) that is sub-advised by Marsico (Marsico Account No. 3110), (iii) the portion of the Target Moderate Allocation Fund (formerly the Strategic Partners Moderate Allocation Fund) of the Target Asset Allocation Funds that is sub-advised by Marsico (Marsico Account No. 3120), (iv) the portion of the Target Growth Allocation Fund (formerly the Strategic Partners Growth Allocation Fund) of the Target Asset Allocation Funds that is sub-advised by Marsico (Marsico Account No. 3130), (v) the portion of the Large Capitalization Growth Portfolio of the Target Portfolio Trust that is sub-advised by Marsico (Marsico Account No. 3010), (vi) the portion of the Global Portfolio of The Prudential Series Fund that is sub-advised by Marsico (Marsico Account No. 3140), (vii) the portion of the AST Advanced Strategies Portfolio of the Advanced Series Trust that is sub-advised by Marsico (Marsico Account No. 3020), and (viii) other future large cap growth accounts under which Marsico provides substantially similar advisory or sub-advisory services and which Marsico, PI, and ASTI, as applicable, mutually agree in writing may be included in determining the level of average daily net assets for purposes of this Agreement.

Portfolio Asset Percentage means Portfolio Assets divided by Aggregate Assets (i.e., Portfolio Assets/Aggregate Assets).

*   For purposes of calculating the subadvisory fee payable to Marsico, the assets of the following portfolios and funds subadvised by Marsico and managed or co-managed by Prudential Investments LLC and/or AST Investment Services, Inc. will be aggregated:

** Conservative Allocation Fund; Moderate Allocation Fund; Growth Allocation Fund information is for the Fiscal Year ended July 31, 2007. During 2007 the Large Cap Growth Portfolio changed its fiscal year end from December 31 to October 31. The information shown for fiscal year 2007 is for the ten-month period from January 1, 2007 through October 31, 2007.

Each Subadvisory Agreement provides that, subject to the supervision of the Manager and the Board of Trustees, Marsico is responsible for managing the investment operations of a portion of the assets of the applicable Fund and for making investment decisions and placing orders to purchase and sell securities for such portion of the applicable Fund, all in accordance with the investment objective and policies of the Fund as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, Marsico will provide the Manager with all books and records required to be maintained by an investment adviser and will render to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.

Each Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Fund, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) each Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, (2) each Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Fund's management agreement with the Manager, and (3) each Subadvisory Agreement may be terminated at any time by the respective subadviser or the Manager on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.

The Subadvisory Agreements provide that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Marsico will not be liable for any act or omission in connection with its activities as subadviser to the Fund.

MANAGEMENT OF THE TRUST

The Manager

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 serves as investment manager of TAAF and Target. As of December 31, 2007, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, and those companies had aggregate assets of approximately $121.1 billion.

PI, serves as the respective Trust's Manager under a management agreement (the Management Agreement) dated as of January 1, 2006, and renewed thereafter as required by the Investment Company Act.

The Management Agreement is substantially similar to a management agreement dated September 7, 2000, as amended and restated April 3, 2002, and as amended and restated as of September 5, 2002 (the September Agreement), which was last approved by the Board of Trustees, including a majority of the Independent Trustees, on June 7-8, 2006. Shareholders last approved the September Agreement on January 31, 2001.

Terms of the Management Agreement

Pursuant to a Management Agreement with the Fund(s) (the Management Agreement), PI, subject to the supervision of the Funds' Board and in conformity with the stated policies of the Fund(s), manages both the investment operations of each Fund and the composition of the Fund(s') portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of each Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of each Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of the investment subadviser(s) and make recommendations to the Board with respect to the retention of investment subadvisers and the renewal of contracts. PI also administers each Fund's corporate affairs and, in connection therewith, furnishes each Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by each Fund's custodian (the Custodian) and PMFS. The management services of PI to each Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. Fee waivers and subsidies will increase a Fund's total return. These voluntary waivers may be terminated at any time without notice.

In connection with its management of the corporate affairs of each Fund, PI bears the following expenses:

•  the salaries and expenses of all of its and each Fund's personnel except the fees and expenses of independent directors;

•  all expenses incurred by the Manager or a Fund in connection with managing the ordinary course of a Fund's business, other than those assumed by a Fund as described below; and

•  the fees, costs and expenses payable to any investment subadviser(s) pursuant to a subadvisory Agreement(s) between PI and such investment subadviser(s).

Under the terms of the Management Agreement, each Fund is responsible for the payment of the following expenses:

•  the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets payable to the Manager;

•  the fees and expenses of Independent Directors;

•  the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records

•  to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares;

•  the charges and expenses of the Fund's legal counsel and independent auditors;

•  brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities (and futures, if

•  applicable) transactions;

•  all taxes and corporate fees payable by the Fund to governmental agencies;

•  the fees of any trade associations of which the Fund may be a member;

•  the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund;

•  the cost of fidelity, directors and officers and errors and omissions insurance;

•  the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes;

•  allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings

•  and of preparing, printing and mailing reports and notices to shareholders; and

•  litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and distribution and service (12b-1) fees.

The Management Agreement provides that PI will not be liable for any error of judgment by PI or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either PI or a Fund by the Board or vote of a majority of the outstanding voting securities of the Fund, (as defined in the 1940 Act) upon not more than 60 days nor less than 30 days written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

Fees payable under the Management Agreement are computed daily and paid monthly. The table below sets forth the applicable fee rate and the management fees received by PI from the indicated Fund(s) for the indicated fiscal years.

Fund	Fee, as a percentage of average daily net assets (paid monthly)	Aggregate fees for fiscal year 2007*
Target Conservative Allocation Fund	0.75% up to $500 million; 0.70% on the next $500 million; 0.65% over $1 billion	$1,512,857

Target Moderate Allocation Fund	0.75% up to $500 million; 0.70% on the next $500 million; 0.65% over $1 billion	$3,632,057

Target Growth Allocation Fund	0.75% up to $500 million; 0.70% on the next $500 million; 0.65% over $1 billion	$2,655,545

Large Cap Growth Portfolio	0.60%	$1,586,167	*

* Conservative Allocation Fund; Moderate Allocation Fund; Growth Allocation Fund information is for the Fiscal Year ended July 31, 2007. During 2007 the Large Cap Growth Portfolio changed its fiscal year end from December 31 to October 31. The information shown for fiscal year 2007 is for the ten-month period from January 1, 2007 through October 31, 2007.

Information About PI

PI is a wholly owned subsidiarie of PIFM Holdco, LLC, 100 Mulberry Street, Newark, New Jersey 0712-4077, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey 07102-4077.

Directors and Officers of PI

The principal occupations of the directors and principal executive officers of PI are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Name	Position with Fund	Principal Occupations
Judy A. Rice	Director & President	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia	Director & Vice President	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director(since May 2003) of AST Investment Services, Inc.

Kathryn L. Quirk	Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs	Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Name	Position with Fund	Principal Occupations
Timothy J. Knierim	Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson	Deputy Chief Compliance Officer	Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Noreen M. Fierro	Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres	Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Custodian

PFPC Trust Company, 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as Custodian for the Fund(s') portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Fund(s). Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent

Prudential Mutual Fund Services (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of each Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation and is reimbursed for its sub-transfer agent expenses which include an annual fee and certain out-ofpocket expenses including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

The Fund's Board appointed PFPC Inc. as sub-transfer agent to the Fund. PMFS has contracted with PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate PFPC Inc. for such services.

For the most recently completed fiscal year, the Trust incurred fees for services provided by PMFS.

Fund	Fees Paid to PMFS
Target Conservative Allocation Fund	$151,000

Target Moderate Allocation Fund	$347,000

Target Growth Allocation Fund	$384,000

Large Cap Growth Portfolio	$30,000

Brokerage

For the most recently completed fiscal year, the following Funds paid commissions to affiliated broker-dealers as follows:

Fund	Prudential Equity/Wachovia Securities LLC (or affiliates)
Conservative Fund	$306 (0.41% of total commissions) (0.49% of total dollar amount of transactions)*

Moderate Fund	$1,004 (0.38% of total commissions) (0.43% of total dollar amount of transactions)*

Growth Fund	$1,156 (0.41% of total commissions) (0.46% of total dollar amount of transactions)*

Large Cap Growth Portfolio	None**

*  For the fiscal year ended July 31, 2007.

**  During 2007 the Fund changed its fiscal year end from December 31 to October 31. The information shown for fiscal year 2007 is for the ten-month period from January 1, 2007 through October 31, 2007.

Information about Other Subadvisers and Subadvisory Agreements

Marsico co-subadvises the Funds along with other subadvisers. The Board approved the subadvisory agreements with each subadviser without shareholder approval pursuant to the Manager of Managers Order, most recently on June 7-8, 2006. The current subadvisory agreement with each of the other subadvisers provides for compensation as follows:

Fund	Subadviser	Fee Rate	Aggregate fees paid for Fiscal Year 2007(2)
Conservative Allocation Fund	EARNEST Partners LLC (EARNEST)
Goldman Sachs Asset Management, LP
(GSAM)
Large cap growth equity sleeve
Hotchkis and Wiley Capital Management
LLC (Hotchkis and Wiley)
JP Morgan Asset Management
(JP Morgan)
Marsico
NFJ Investment Group, LP (NFJ)

Pacific Investment Management
Company LLC (PIMCO)
RS Investment Management, L.P. (RS)
Vaughan Nelson Investment
Management, LP
(Vaughan Nelson)	0.40%
0.30% on first $50 million;
0.28% on next $150 million;
0.25% over $200 million
0.30%
0.30% on first $300 million;
0.25% over $300 million
0.40% on first $1.5 billion;
0.35% over $1.5 billion(1)
0.40% on first $50 million;
0.38% on next $50 million;
0.34% on next $50 million;
0.30% on next $200 million;
0.28% over $350 million
0.25%
0.50%
0.40% on first $250 million;
		0.35% over $250 million	$ 16,257 $ 56,477 $ 22,457 $ 50,137 $ 70,284 $ 36,248 $ 258,059 $ 30,374 $ 8,671

Fund	Subadviser	Fee Rate	Fees paid as of Fiscal Year Ended 2007(2)
Target Moderate Allocation Fund	EARNEST GSAM (large cap growth equity sleeve) Hotchkis & Wiley JP Morgan LSV Marsico NFJ PIMCO RS Thornburg Vaughan Nelson
0.40%
0.30% on first $50 million;
0.28% on next $150 million;
0.25% over $200 million
0.30%
0.30% on first $300 million;
0.25% over $300 million
0.45% on first $150 million;
0.425% on next $150 million
0.40% on next $150 million;
0.375% on next $300 million
0.35% on amounts exceeding
$750 million
0.40% on first $1.5 billion;
0.35% over $1.5 billion(1)
0.40% on first $50 million;
0.38% on next $50 million;
0.34% on next $50 million;
0.30% on next $200 million;
0.28% over $350 million
0.25%
0.50%
0.35% to $100 million;
0.30% over $100 million
0.40% on first $250 million;
		0.35% over $250 million	$ 33,161 $ 169,793 $ 69,250 $ 156,072 $ 165,407 $ 217,835 $ 112,665 $ 325,333 $ 54,091 $ 130,262 $ 10,213

Fund	Subadviser	Fee Rate	Fees paid as of Fiscal Year Ended 2007(2)
Target Growth Allocation Fund	EARNEST GSAM (large cap growth equity sleeve) Hotchkis and Wiley JP Morgan LSV Marsico NFJ RS Thornburg Vaughan Nelson
0.40%
0.30% on first $50 million;
0.28% on next $150 million;
0.25% over $200 million
0.30%
0.30% on first $300 million;
0.25% over $300 million
0.45% on first $150 million;
0.425% on next $150 million;
0.40% on next $150 million;
0.375% on next $300 million;
0.35% on amounts exceeding
$750 million
0.40% on first $1.5 billion;
0.35% over $1.5 billion(1)
0.40% on first $50 million;
0.38% on next $50 million;
0.34% on next $50 million;
0.30% on next $200 million;
0.28% over $350 million
0.50%
0.35% to $100 million;
0.30% over $100 million
0.40% on first $250 million;
		0.35% over $250 million	$ 32,395 $ 172,125 $ 71,389 $ 161,955 $ 170,328 $ 225,381 $ 116,928 $ 59,721 $ 133,787 $ 14,528

Large Cap Growth Portfolio	GSAM Marsico	0.30% to $50 million; 0.28% on next $150 million; 0.25% over $200 million 0.40% to $1.5 billion; 0.35% over $1.5 billion(1)	$ 355,458 $ 487,225

(1)  For purposes of calculating the subadvisory fee payable to Marsico, the assets of the following portfolios and funds subadvised by Marsico and managed or co-managed by Prudential Investments LLC and/or AST Investment Services, Inc. are aggregated: (i) Advanced Series Trust AST Marsico Capital Growth Portfolio; (ii) Target Asset Allocation Funds – Target Conservative Allocation Fund; (iii) Target Asset Allocation Funds – Target Moderate Allocation Fund; (iv) Target Asset Allocation Funds – Target Growth Allocation Fund; (v) The Target Portfolio Trust – Large Capitalization Growth Portfolio; (vi) The Prudential Series Fund – Global Portfolio; (vii) Advanced Series Trust AST Advanced Strategies Portfolio; and (viii) future large cap growth accounts for which Marsico may provide substantially similar advisory or sub-advisory services and which Marsico, Prudential Investments LLC and/or AST Investment Services, Inc. (as applicable) mutually agree in writing may be included in determining the level of average daily net assets.

(2)  Conservative Allocation Fund; Moderate Allocation Fund and; Growth Allocation Fund information is for the fiscal year ended July 31, 2007. During 2007 Large Cap Growth Portfolio changed its fiscal year end from December 31 to October 31. The information shown for fiscal year 2007 is for the ten-month period from January 1, 2007 through October 31, 2007.

Deborah A. Docs
Secretary
Dated: February 15, 2008

EXHIBIT A

TARGET ASSET ALLOCATION FUNDS
[Target Conservative Allocation Fund]
[Target Moderate Allocation Fund]
[Target Growth Allocation Fund]

Subadvisory Agreement

This Agreement between Prudential Investments LLC (PI or the Manager), a New York limited liability company and Marsico Capital Management, LLC a Delaware limited liability company (Marsico or the Sub adviser), is effective as of the Closing Date (as defined below);

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with The Target Asset Allocation Funds, a Delaware business trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund;

WHEREAS, the Manager has entered into a Subadvisory Agreement with Marsico dated June 17, 2005, as amended by the Amendment to Investment Sub-Advisory Agreements effective as of January 1, 2006 (together, the "Current Subadvisory Agreement");

WHEREAS, Tom Marsico and a company controlled by him have entered into a definitive agreement to acquire Marsico from its parent corporation, Bank of America Corporation (the "Transaction");

WHEREAS, the closing of the Transaction (the "Closing Date") will be treated as a "change in control" that will result in an "assignment" of the Current Subadvisory Agreement for purposes of the Investment Company Act of 1940 whereby the Current Subadvisory Agreement will terminate on the Closing Date;

WHEREAS, the Manager desires to retain Marsico to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to as the Fund) and to manage such portion of the Fund's portfolio as the Manager shall from time to time direct, and Marsico is willing to provide such investment advisory services;

WHEREAS, the Fund's Board of Trustees approved the Subadvisory Agreement between the Manager and Marsico in substantially the form presented to it at its meeting on September 20, 2007, with such changes and additions as any officer of the Fund, on the advice of counsel or otherwise, may approve, to be effective on Closing Date and to replace and supersede the Current Subadvisory Agreement on the Closing Date;

NOW, THEREFORE, the Parties agree as follows:

1.  (a)  Subject to the supervision of the Manager and the board of trustees of the Fund (the Board), the Subadviser shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof: in accordance with the Fund's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information, as provided to the Subadviser by the Manager (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)  The Subadviser shall provide supervision of such portion of the Fund's portfolio as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained or, sold by such portion of the Fund, and what portion of the assets will be invested or held uninvested as cash. The Fund's custodian or Manager shall be responsible for the daily investment of the Fund's uninvested cash assets in cash equivalents.

(ii)  In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and

Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) provided to it by the Manager (the Fund Documents), and with the instructions and directions of the Manager and of the Board, and co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance. The Subadviser shall seek to comply at all times, as applicable, with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser on a timely basis with copies of any updated Fund Documents.

(iii)  The Subadviser shall determine the securities and other investments (other than cash equivalents) to be purchased or sold by such portion of the Fund's portfolio, as applicable, and shall place orders with or through such persons, brokers, or dealers (including, but not limited to, Prudential Securities Incorporated or any other broker or dealer affiliated with the Manager or the Fund, as identified by the Manager, or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Subadviser's policies and procedures, the Fund's Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to seeking best execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, brokerage services, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Subadviser shall have discretion to effect investment transactions for the portion of the Fund managed by the Subadviser through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Manager or the Fund or the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Subadviser with respect to the Fund and other accounts as to which it exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations may, but shall be under no obligation to, aggregate the securities to be sold or purchased. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be equitable and consistent with its policies and procedures as well as its fiduciary obligations to the Fund and to such other clients.

(iv)  The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required of a subadviser by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser's services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

(v)  The Subadviser shall provide the Fund's custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages. The Subadviser shall furnish the Fund's custodian or the Manager routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such reasonable form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the portion of the Fund managed by the Subadviser and discuss the management of that portion of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi)  The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subadviser does not warrant that the investment performance of the portion of the Fund managed by the Subadviser will match the performance of any index or other benchmark such as any other account managed by Subadviser. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Board as to whether the contract with the Subadviser should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)  The Sub adviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not knowingly consult with any other subadviser to the Fund with respect to transactions in securities for the Subadviser's portion of the Fund's portfolio or any other transactions of Fund assets.

(b)  Subadviser will at no time have custody or physical control of the securities, cash or other assets of the Fund. In connection with services to be rendered under this Agreement, the Subadviser is authorized and instructed to rely upon any information, written or otherwise, that it receives from the Fund, Manager, custodian, or any other service provider to the Fund, in the course of carrying out its duties under this Agreement.

(c)  The Subadviser shall keep the Fund's books and records required to be maintained by a Subadviser pursuant to paragraph l(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Fund's books and records maintained by the Subadviser shall be made available, within ten (10) business days of a written request, to the Fund's accountants or auditors during regular business hours at the Subadviser's offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser's possession that pertain to the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund's books and records maintained by the Subadviser shall be returned to the Fund or the Manager. The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management of the Fund, shall be provided to the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(d)  The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-l under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures it believes reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-l under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it seeks to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has adopted Insider Trading Policies and Procedures it believes are reasonably designed to prevent the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which shall be provided to the Manager and the Fund upon reasonable request. The Subadviser shall cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(e)  The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio in accordance with the Subadviser's proxy voting policy and procedures. The Subadviser will provide reports with respect to proxy voting as reasonably requested by the Manager. It shall be the sole responsibility of the Fund, Manager, or Custodian (and not of the Subadviser) to process and file any claim forms relating to any litigation by or on behalf of the Fund.

(f)  Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(g)  The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Manager with certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Fund's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if it determines that any information in the Prospectus relating to the Subadviser or its obligations under this Agreement is (or will become) inaccurate or incomplete.

(h)  The Subadviser shall comply with Board Procedures after they are provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i)  The Subadviser shall keep the Fund and the Manager informed of material developments relating to its duties as subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reasonable reports regarding the Subadviser's management of the relevant portion of the Fund's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it has adopted procedures reasonably necessary to prevent Access Persons from violating its Code of Ethics, and will report any material violations of the Code of Ethics and material changes in its Code of Ethics as reasonably requested. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-l under the 1940 Act, concerning the Subadviser's Code of Ethics to the Fund and the Manager. The Subadviser will provide at least annually upon request a written report on its compliance program to assist the Fund's chief compliance officer ("CCO") in preparing the CCO's annual report to the Fund Board under Rule 38a-1. The Subadviser's report will generally address matters such as the design and operation of Subadviser compliance policies and procedures relevant to services provided by the Subadviser to the Fund, any material changes made to those policies and procedures, any material changes recommended, and any material compliance matters relating to them.

2.  The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's Custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3.  For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets, as determined by the Fund's Custodian, of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Fees will be accrued daily and paid monthly. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4.  The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify and hold harmless the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify and hold harmless the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5.  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically upon notice to the Subadviser of the execution of a new Agreement with a successor subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, or similar overnight mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 1200 17th Street, Suite 1600, Denver, Colorado 80202, Attn: Mary Watson.

6.  During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and subject to comments by the Subadviser. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

7.  The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

8.  This Agreement may be materially amended solely by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act for any matters requiring such approval.

9.  This Agreement shall be governed by the laws of the State of New York.

10.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the Closing Date.

PRUDENTIAL INVESTMENTS, LLC

BY:  /S/  ROBERT F. GUNIA

Name:  Robert F. Gunia

Title:  Executive Vice President
and Chief Administrative Officer

MARSICO CAPITAL MANAGEMENT, LLC

BY:  /S/  CHRISTOPHER J. MARSICO

Name:  Christopher J. Marsico

Title:  President

Schedule A

As compensation for the services provided by Marsico Capital Management, LLC ("Marsico") to the portfolio advised or sub-advised by Marsico under this Agreement (the "Portfolio"), Prudential Investments LLC ("PI") will pay Marsico a monthly fee that is calculated based on the terms specified below. Capitalized terms used in this Schedule A and not otherwise defined shall have the meanings given to them in this Schedule A.

Portfolio Name

TARGET ASSET ALLOCATION FUNDS:
[Target Conservative Allocation Fund]
[Target Moderate Allocation Fund]
[Target Growth Allocation Fund]

Advisory Fee

All asset totals shall be accrued daily and payments with respect to this Agreement shall be made monthly:

In the event Aggregate Assets are less than or equal to $1.5 billion, the fee shall equal 0.40% on an annualized basis of Portfolio Assets.

In the event Aggregate Assets are greater than $1.5 billion, the fee shall be computed in accordance with the formula set forth below.

[0.40% on an annualized basis x ($1,500,000,000 x Portfolio Asset Percentage)]
+ [0.35% on an annualized basis x (Aggregate Assets - $1,500,000,000) x Portfolio Asset Percentage]

Certain Defined Terms

Aggregate Assets means the aggregate average daily net assets of all Sub-Advised Accounts.

Portfolio Assets means the average daily net assets of the Portfolio or the portion of the Portfolio that is advised or sub-advised by Marsico, as applicable, under this Agreement.

Sub-Advised Accounts means the following accounts advised or sub-advised by Marsico for PI and AST Investment Services, Inc. ("ASTI"), as applicable: (i) the AST Marsico Capital Growth Portfolio of the Advanced Series Trust (formerly the American Skandia Trust) (Marsico Account No. 3000), (ii) the portion of the Target Conservative Allocation Fund (formerly the Strategic Partners Conservative Allocation Fund) of the Target Asset Allocation Funds (formerly the Strategic Partners Asset Allocation Funds) that is sub-advised by Marsico (Marsico Account No. 3110), (iii) the portion of the Target Moderate Allocation Fund (formerly the Strategic Partners Moderate Allocation Fund) of the Target Asset Allocation Funds that is sub-advised by Marsico (Marsico Account No. 3120), (iv) the portion of the Target Growth Allocation Fund (formerly the Strategic Partners Growth Allocation Fund) of the Target Asset Allocation Funds that is sub-advised by Marsico (Marsico Account No. 3130), (v) the portion of the Large Capitalization Growth Portfolio of the Target Portfolio Trust that is sub-advised by Marsico (Marsico Account No. 3010), (vi) the portion of the Global Portfolio of The Prudential Series Fund that is sub-advised by Marsico (Marsico Account No. 3140), (vii) the portion of the AST Advanced Strategies Portfolio of the Advanced Series Trust that is sub-advised by Marsico (Marsico Account No. 3020), and (viii) other future large cap growth accounts under which Marsico provides substantially similar advisory or sub-advisory services and which Marsico, PI, and ASTI, as applicable, mutually agree in writing, may be included in determining the level of average daily net assets for purposes of this Agreement.

Portfolio Asset Percentage means Portfolio Assets divided by Aggregate Assets (i.e., Portfolio Assets/Aggregate Assets).

Dated as of December 14, 2007.

EXHIBIT B

THE TARGET PORTFOLIO TRUST

Large Capitalization Growth Portfolio

Subadvisory Agreement

This Agreement between Prudential Investments LLC (PI or the Manager), a New York limited liability company, and Marsico Capital Management, LLC, a Delaware limited liability company (Marsico or the Subadviser), is effective as of the Closing Date (as defined below);

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with The Target Portfolio Trust, a Delaware business trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund;

WHEREAS, the Manager has entered into a Subadvisory Agreement with Marsico dated June 17, 2005, as amended by the Amendment to Investment Sub-Advisory Agreements effective as of January 1, 2006 (together, the "Current Subadvisory Agreement");

WHEREAS, Tom Marsico and a company controlled by him have entered into a definitive agreement to acquire Marsico from its parent corporation, Bank of America Corporation (the "Transaction");

WHEREAS, the closing of the Transaction (the "Closing Date") will be treated as a "change in control" that will result in an "assignment" of the Current Subadvisory Agreement for purposes of the Investment Company Act of 1940 whereby the Current Subadvisory Agreement will terminate on the Closing Date;

WHEREAS, the Manager desires to retain Marsico to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to as the Fund) and to manage such portion of the Fund's portfolio as the Manager shall from time to time direct, and Marsico is willing to provide such investment advisory services;

WHEREAS, the Fund's Board of Trustees approved the Subadvisory Agreement between the Manager and Marsico in substantially the form presented to it at its meeting on September 20, 2007, with such changes and additions as any officer of the Fund, on the advice of counsel or otherwise, may approve, to be effective on Closing Date and to replace and supersede the Current Subadvisory Agreement on the Closing Date;

NOW, THEREFORE, the Parties agree as follows:

1.  (a)  Subject to the supervision of the Manager and the board of trustees of the Fund (the Board), the Subadviser shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof: in accordance with the Fund's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information, as provided to the Subadviser by the Manager (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)  The Subadviser shall provide supervision of such portion of the Fund's portfolio as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained or, sold by such portion of the Fund, and what portion of the assets will be invested or held uninvested as cash. The Fund's custodian or Manager shall be responsible for the daily investment of the Fund's uninvested cash assets in cash equivalents.

(ii)  In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Agreement and Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) provided to it by the Manager (the Fund Documents), and with the instructions and directions of the Manager and of the Board, and co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance. The Subadviser shall seek to comply at all times, as applicable, with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser on a timely basis with copies of any updated Fund Documents.

(iii)  The Subadviser shall determine the securities and other investments (other than cash equivalents) to be purchased or sold by such portion of the Fund's portfolio, as applicable, and shall place orders with or through such persons, brokers, or dealers (including, but not limited to, Prudential Securities Incorporated or any other broker or dealer affiliated with the Manager or the Fund, as identified by the Manager, or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Subadviser's policies and procedures, the Fund's Prospectus or as the Board may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser shall give primary consideration to seeking best execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, brokerage services, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Subadviser shall have discretion to effect investment transactions for the portion of the Fund managed by the Subadviser through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Manager or the Fund or the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Subadviser with respect to the Fund and other accounts as to which it exercises investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations may, but shall be under no obligation to, aggregate the securities to be sold or purchased. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be equitable and consistent with its policies and procedures as well as its fiduciary obligations to the Fund and to such other clients.

(iv)  The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required of a subadviser by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser's services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

(v)  The Subadviser shall provide the Fund's custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages. The Subadviser shall furnish the Fund's custodian or the Manager routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such reasonable form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the portion of the Fund managed by the Subadviser and discuss the management of that portion of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi)  The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subadviser does not warrant that the investment performance of the portion of the Fund managed by the Subadviser will match the performance of any index or other benchmark such as any other account managed by Subadviser. Conversely, the Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager shall, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Board as to whether the contract with the Subadviser should be renewed, modified, or terminated, and (iii) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)  The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not knowingly consult with any other subadviser to the Fund with respect to transactions in securities for the Subadviser's portion of the Fund's portfolio or any other transactions of Fund assets.

(b)  Subadviser will at no time have custody or physical control of the securities, cash or other assets of the Fund. In connection with services to be rendered under this Agreement, the Subadviser is authorized and instructed to rely upon any information, written or otherwise, that it receives from the Fund, Manager, custodian, or any other service provider to the Fund, in the course of carrying out its duties under this Agreement.

(c)  The Subadviser shall keep the Fund's books and records required to be maintained by a Subadviser pursuant to paragraph l(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Fund's books and records maintained by the Subadviser shall be made available within ten (10) business days of a written request, to the Fund's accountants or auditors during regular-business hours at the Subadviser's offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser's possession that pertain to the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund's books and records maintained by the Subadviser shall be returned to the Fund or the Manager. The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management of the Fund, shall be provided to the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than ten (10) business days.

(d)  The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-l under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures it believes reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-l under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it seeks to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has adopted Insider Trading Policies and Procedures it believes are reasonably designed to prevent the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which shall be provided to the Manager and the Fund upon reasonable request. The Subadviser shall cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(e)  The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio in accordance with the 'Subadviser's proxy voting policy and procedures. The Subadviser will provide reports with respect to proxy voting as reasonably requested by the Manager. It shall be the sole responsibility of the Fund, Manager, or Custodian (and not of the Subadviser) to process and file any claim forms relating to any litigation by or on behalf of the Fund.

(f)  Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(g)  The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Manager with certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Fund's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if it determines that any information in the Prospectus relating to the Subadviser or its obligations under this Agreement is (or will become) inaccurate or incomplete.

(h)  The Subadviser shall comply with Board Procedures after they are provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(i)  The Subadviser shall keep the Fund and the Manager informed of material developments relating to its duties as subadviser of which the Subadviser has knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reasonable reports regarding the Subadviser's management of the relevant portion of the Fund's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it has adopted procedures reasonably necessary to prevent Access Persons from violating its Code of Ethics, and will report any material violations of the Code of Ethics and material changes in its Code of Ethics as reasonably requested. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-l under the 1940 Act, concerning the Subadviser's Code of Ethics to the Fund and the Manager. The Subadviser will provide at least annually upon request a written report on its compliance program to assist the Fund's chief compliance officer ("CCO") in preparing the CCO's annual report to the Fund Board under Rule 38a-1. The Subadviser's report will generally address matters such as the design and operation of Subadviser compliance policies and procedures relevant to services provided by the Subadviser to the Fund, any material changes made to those policies and procedures, any material changes recommended, and any material compliance matters relating to them.

2.  The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's Custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3.  For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets, as determined by the Fund's Custodian, of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Fees will be accrued daily and paid monthly. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4.  The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify and hold harmless the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify and hold harmless the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

5.  This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically upon notice to the Subadviser of the execution of a new Agreement with a successor subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, or similar overnight mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 1200 17th Street, Suite 1600, Denver, Colorado 80202, Attn: Mary Watson.

6.  During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and subject to comments by the Subadviser. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

7.  The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

8.  This Agreement may be materially amended solely by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act for any matters requiring such approval.

9.  This Agreement shall be governed by the laws of the State of New York.

10. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the Closing Date.

PRUDENTIAL INVESTMENTS, LLC

BY:  /S/  ROBERT F. GUNIA

Name:  Robert F. Gunia

Title:  Executive Vice President
and Chief Administrative Officer

MARSICO CAPITAL MANAGEMENT, LLC

BY:  /S/  CHRISTOPHER J. MARSICO

Name:  Christopher J. Marsico

Title:  President

Schedule A

As compensation for the services provided by Marsico Capital Management, LLC ("Marsico") to the portfolio advised or sub-advised by Marsico under this Agreement (the "Portfolio"), Prudential Investments LLC ("PI") will pay Marsico a monthly fee that is calculated based on the terms specified below. Capitalized terms used in this Schedule A and not otherwise defined shall have the meanings given to them in this Schedule A.

Portfolio Name

Large Capitalization Growth Portfolio of the Target Portfolio Trust

Advisory Fee

All asset totals shall be accrued daily and payments with respect to this Agreement shall be made monthly:

In the event Aggregate Assets are less than or equal to $1.5 billion, the fee shall equal 0.40% on an annualized basis of Portfolio Assets.

In the event Aggregate Assets are greater than $1.5 billion, the fee shall be computed in accordance with the formula set forth below.

[0.40% on an annualized basis x ($1,500,000,000 x Portfolio Asset Percentage)]
+ [0.35% on an annualized basis x (Aggregate Assets - $1,500,000,000) x Portfolio Asset Percentage]

Certain Defined Terms

Aggregate Assets means the aggregate average daily net assets of all Sub-Advised Accounts.

Portfolio Assets means the average daily net assets of the Portfolio or the portion of the Portfolio that is advised or sub-advised by Marsico, as applicable, under this Agreement.

Sub-Advised Accounts means the following accounts advised or sub-advised by Marsico for PI and AST Investment Services, Inc. ("ASTI"), as applicable: (i) the AST Marsico Capital Growth Portfolio of the Advanced Series Trust (formerly the American Skandia Trust) (Marsico Account No. 3000), (ii) the portion of the Target Conservative Allocation Fund (formerly the Strategic Partners Conservative Allocation Fund) of the Target Asset Allocation Funds (formerly the Strategic Partners Asset Allocation Funds) that is sub-advised by Marsico (Marsico Account No. 3110), (iii) the portion of the Target Moderate Allocation Fund (formerly the Strategic Partners Moderate Allocation Fund) of the Target Asset Allocation Funds that is sub-advised by Marsico (Marsico Account No. 3120), (iv) the portion of the Target Growth Allocation Fund (formerly the Strategic Partners Growth Allocation Fund) of the Target Asset Allocation Funds that is sub-advised by Marsico (Marsico Account No. 3130), (v) the portion of the Large Capitalization Growth Portfolio of the Target Portfolio Trust that is sub-advised by Marsico (Marsico Account No. 3010), (vi) the portion of the Global Portfolio of The Prudential Series Fund that is sub-advised by Marsico (Marsico Account No. 3140), (vii) the portion of the AST Advanced Strategies Portfolio of the Advanced Series Trust that is sub-advised by Marsico (Marsico Account No. 3020), and (viii) other future large cap growth accounts under which Marsico provides substantially similar advisory or sub-advisory services and which Marsico, PI, and ASTI, as applicable, mutually agree in writing, may be included in determining the level of average daily net assets for purposes of this Agreement.

Portfolio Asset Percentage means Portfolio Assets divided by Aggregate Assets (i.e., Portfolio Assets/Aggregate Assets).

Dated as of December 14, 2007.

EXHIBIT C

MANAGEMENT OF MARSICO CAPITAL MANAGEMENT, LLC

Marsico Capital Management, LLC (Marsico), 1200 17th Street, Suite 1600, Denver, CO 80202, serves as sub-adviser to various mutual funds, variable insurance funds, separately managed "wrap" accounts, and manages assets for a variety of institutional clients including corporate retirement plans, college/university endowments, and foundations. Marsico specializes in the management of growth-oriented equity strategies, including US large-capitalization, US all-capitalization, flexible capital, global and international. Established in 1997, Marsico has approximately $107 billion of assets under management as of September 30. 2007.

The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers of Marsico.

Name and Address*	Position with and Principal Occupation
Thomas F. Marsico	Chief Executive Officer, Chief Investment Officer

Christopher J. Marsico	President

Neil L. Gloude	Executive Vice President, Chief Financial Officer and Treasurer

Thomas M.J. Kerwin	Executive Vice President, General Counsel and Secretary

Kenneth M. Johnson	Executive Vice President and Director of Marketing and Client Services

Steven R. Carlson	Executive Vice President and Chief Compliance Officer

Jim Gendelman	Vice President and Portfolio Manager

Cory Gilchrist	Vice President and Portfolio Manager

*  The address of each person listed above is Marsico Capital Management, LLC, 1200 17th Street, Suite 1600, Denver, CO 80202.

COMPARABLE FUNDS FOR WHICH CAPITAL MANAGEMENT, LLC SERVES AS SUB-ADVISER

The following table lists certain information regarding funds to which Marsico provides investment advisory services, other than the Fund.

FUNDS	MARSICO ASSETS as of 06/30/07 ($ million)	SUB-ADVISORY FEE PAID TO MARSICO**
AEGON/Transamerica & Transamerica IDEX
ATST Marsico Growth Fund	$615.4	0.40%
TA/IDEX Marsico Growth Fund	$340.0	0.40%
Advanced Series Trust /Prudential Investments
AST Marsico Capital Growth	$4,892.5	0.40% on first $1.5 billion
AST Advanced Strategies Portfolio*	$164.9	0.35% on all assets > $1.5 billion
Prudential Series Fund Global Portfolio*	$230.3
AXA Equitable Funds
AXA Premier VIP International Equity Fund*	$892.0	0.50%
AXA Premier VIP Aggressive Equity Portfolio*	$639.3	0.27%
EQ/Marsico Focus Portfolio	$3,869.9	0.45% on first $400 million
EQ Market PLUS Large Cap Growth Portfolio	$263.8	0.40% on assets > $400 million - $1 billion 0.375% on assets > $1 billion - $1.5 billion
Columbia Funds
Columbia Marsico Growth Master Portfolio	$6,263.2	0.45%
Columbia Marsico Growth Fund, Variable Series	$771.9	0.45%
Russell Investment Company
Equity I Fund*	$187.1	0.325% on first $500 million
Diversified Equity Fund*	$440.8	0.275% on assets > $500 million - $750 million 0.225% on assets > $750 million
GuideStone Funds
Growth Equity Fund*	$406.5	0.45% on first $400 million 0.40% on assets > $400 million
Harbor Fund
Harbor International Growth Fund	$788.2	0.45% on first $250 million 0.40% on assets > $250 million - $500 million 0.35% on assets > $500 million
ING Investors Trust
ING Marsico Growth Portfolio	$914.4	0.45% on first $500 million
ING Marsico International Opportunities Portfolio	$419.8	0.40% on > $500 million - $1.5 billion 0.35% on assets > $1.5 billion

FUNDS	MARSICO ASSETS as of 06/30/07 ($ million)	SUB-ADVISORY FEE PAID TO MARSICO**
ING Investors Trust
ING Marsico Growth Portfolio	$914.4	0.45% on first $500 million 0.40% on assets > $500 million - $1.5 million 0.35% on assets > $1.5 million
Merrill Lynch/BlackRock
Marsico Growth FDP Fund of FDP Series, Inc.	$150.2	0.40%
Roszel/Marsico Large Cap Growth Portfolio	$40.4	0.40%
Optimum Fund Trust
Optimum Large Cap Growth Fund*	$437.8	0.50% on first $300 million 0.45% on assets > $300 million - $400 million 0.40% on assets > $400 million
RiverSource
RiverSource International Equity Fund*	$108.1	0.55% on first $100 million 0.45% on assets > $100 million
SunAmerica
Focused Series Large Cap Growth Portfolio*	$380.3	0.40%
Focused Series Growth and Income Portfolio*	$137.3	0.45% on first $500 million
		0.40% on assets >$500 million
Focused Series International Equity Portfolio*	$125.0	0.45%
Seasons Series Trust Focus Growth Portfolio*	$40.8	0.40%
Seasons Series Trust Focus Growth & Income Portfolio*	$27.1	0.45% on first $500 million
		0.40% on assets >$500 million
SunAmerica Series Trust Marsico Focused Growth Portfolio	$145.1	0.45%
SunAmerica Focused Alpha Growth Fund*	$274.6	0.40%
SunAmerica Focused Alpha Large-Cap Fund*	$100.4	0.40%
UBS Pace Select Advisors Trust
UBS Pace Large Company Growth Equity Investments Fund*	$476.8	0.30%
USAA
USAA Growth Fund*	$339.5	0.35%
USAA Aggressive Growth Fund	$1,250.2	0.35%

*  Denotes multi-manager fund. Assets reflect the Marsico-managed portion.

**  A principal investment manager other than Marsico typically charges management fees to these funds that include both sub-advisory fees paid to Marsico and additional management fees paid to the principal manager.

EXHIBIT D

SHAREHOLDER INFORMATION

As of December 20, 2007, the Trustees and officers of each Fund, as a group, owned less than 1% of the outstanding shares of each Portfolio.

As of December 20, 2007, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of each Fund were as follows:

  Target Conservative Allocation Fund

Name and Address of Beneficial Owner	Class	Shares Owned/%
Merrill Lynch, Pierce, Fenner & For The Sole Benefit Of Its Customer 4800 Deer Lake Drive East Jacksonville, FL 32246	C	156,543/5.09%
Union Bank TR Nominee C/F TS Construction Inspection &Testing PS P O Box 85484 San Diego, CA 92186	R	439,490/88.37%
MG Trust Company FBO MJ Metals, Inc 700 17th Street, Suite 300 Denver, CO 80202	R	42,664/8.58%
Prudential Trust Company C/F The Rollover IRA Of Adam W Leighton 9 Laurel Dr Simsbury, CT 06070	X	51,317/21.98%
Prudential Trust Company C/F The IRA Of Sandra R Vanwart Dec'd FBO Scott H Vanwart 115 Greenwoods Lane East Windsor, CT 06088	X	22,883/9.80%
Prudential Trust Company C/F The IRA Of Eugene Orientale 5749 Concord Drive North Port, FL 34287	X	13,848/5.93%
Prudential Trust Company C/F The Ira Of Dan Goldstein 4101 N Ocean Blvd Boca Raton, FL 33431	X	16,422/7.03%
Prudential Trust Company C/F Rollover Ira Of Harry I Pinkus 2367 N Wahl Ave Milwaukee, WI 53211	X	14,190/6.08%
Prudential Investment FBO Mutual Fund Clients Attn: PruChoice Unit 100 Mulberry Street Newark, NJ 07102	Z	337,766/63.37%

Name and Address of Beneficial Owner	Class	Shares Owned/%
PIMS/Prudential Retirement As Nominee For The TTEE Customer Plan 300 Lansing Board Of Water & Light 1232 Haco Drive Lansing, MI 48912	Z	56,338/10.57%
PIMS/Prudential Retirement As Nominee For The TTEE Wellspan Health Customer Plan 300 PO Box 15198 1135 South Edgar Street York, PA 17405	Z	43,583/8.18%

  Target Moderate Allocation Fund

Name and Address of Beneficial Owner	Class	Shares Owned/%
Merrill Lynch, Pierce, Fenner & For The Sole Benefit Of Its Customer 4800 Deer Lake Drive East Jacksonville, FL 32246	C	1,047,086/9.99%
Citigroup Global Markets Inc House Account Attn: Peter Booth 333 West 34th Street, 7th Floor New York NY 10001	C	547,759/5.22%
Union Bank TR Nominee C/F TS Construction Inspection &Testing PS P O Box 85484 San Diego, CA 92186	R	259,484/80.93%
MG Trust Company FBO Bent Marine Inc 401(K) and P/S Plan 700 17th Street, Suite 300 Denver, CO 80202	R	35,849/11.18%
Prudential Trust Company C/F The IRA Of Sandra R Vanwart Dec'd FBO Walter J Schultz 523 Leon Ave Delran NJ 08075	X	33,767/7.26%
Prudential Trust Company C/F The Rollover of David S Sitner 112 Bluff Point Rd S Glastonbury CT 06073	X	24,551/5.28%

Name and Address of Beneficial Owner	Class	Shares Owned/%
Merrill Lynch, Pierce, Fenner & For The Sole Benefit of Its Customer 4800 Deer Lake Drive East Jacksonville, FL 32246	Z	95,366/7.59%
PIMS/Prudential Retirement As Nominee For The TTEE Customer Plan 300 Wellspan Health PO Box 15198 1135 South Edgar Street York, PA 17405	Z	74,590/5.94%
Prudential Investment FBO Mutual Fund Clients Attn: PruChoice Unit 100 Mulberry Street Newark, NJ 07102	Z	474,250/37.74%
PIMS/Prudential Retirement As Nominee For The TTEE Customer Plan 300 Lansing Board Of Water & Light 1232 Haco Drive Lansing, MI 48912	Z	387,363/30.82%
Counsel Trust Mid Atlantic Trust Company FBO Thomas Dean & Hoskins Inc 1997 Restated Employee Stock Owners Plan 1251 Waterfront Pl Pittsburgh, PA 15222	Z	65,655/5.22%

  Target Growth Allocation Fund

Name and Address of Beneficial Owner	Class	Shares Owned/%
Citigroup Global Markets Inc House Account Attn: Peter Booth 333 West 34th Street, 7th Floor New York NY 10001	C	517,889/6.13%
Merrill Lynch, Pierce, Fenner & For The Sole Benefit Of Its Customer 4800 Deer Lake Drive East Jacksonville, FL 32246	C	638,109/7.56%

Name and Address of Beneficial Owner	Class	Shares Owned/%
Union Bank TR Nominee C/F TS Construction Inspection &Testing PS P O Box 85484 San Diego, CA 92186	R	11,528/44.92%
MG Trust Company FBO Bent Marine Inc 401(K) and P/S Plan 700 17th Street, Suite 300 Denver, CO 80202	R	8,402/32.74%
Prudential Investment FBO Mutual Fund Clients Attn: PruChoice Unit 100 Mulberry Street Newark, NJ 07102	Z	313,615/47.72%
PIMS/Prudential Retirement As Nominee For The TTEE Customer Plan 300 Wellspan Health PO Box 15198 1135 South Edgar Street York, PA 17405	Z	105,737/16.09%
PIMS/Prudential Retirement As Nominee For The TTEE Customer Plan 300 Lansing Board Of Water & Light 1232 Haco Drive Lansing, MI 48912	Z	95,702/14.56%
Merrill Lynch, Pierce, Fenner & For The Sole Benefit of Its Customer 4800 Deer Lake Drive East Jacksonville, FL 32246	Z	66,982/10.19%

  Large Capitalization Growth Portfolio

Name and Address of Beneficial Owner	Class	Shares Owned/%
Prudential Investment FBO Mutual Fund Clients Attn: PruChoice Unit 100 Mulberry Street Newark, NJ 07102	N/A	18,204,904/98.08%
PIMS/Prudential Retirement As Nominee For The TTEE Customer Plan 006 Smartsolution IRA 200 Wood Ave South Iselin, NJ 08830	R	2,331,311/99.99%